UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 27, 2022

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 Annual Meeting of Stockholders of FormFactor, Inc. (the “Company”) held on May 27, 2022 (the “2022 Annual Meeting”), the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to phase out the Company’s classified board structure and provide for the annual election of all directors commencing with the Company’s 2024 Annual Meeting of Stockholders (the “Declassification Amendment”). The Company’s Charter previously provided for the Board of Directors to be divided into three classes of approximately equal size, with each class serving a staggered three-year term. Pursuant to the Declassification Amendment, (a) directors who were elected at the 2022 Annual Meeting will serve a one-year term and they or their successors will stand for reelection at the 2023 Annual Meeting of Stockholders, (b) directors whose terms expire at the Company’s 2023 Annual Meeting of Stockholders, including those directors elected at the 2022 Annual Meeting and the Company’s 2023 Annual Meeting, or their successors, will stand for election to a one-year term at the Company’s 2024 Annual Meeting of Stockholders, and directors whose current terms expire at the 2024 Annual Meeting of Stockholders, including those directors who are elected at the 2022 Annual Meeting and the Company’s 2023 Annual Meeting of Stockholders, or their successors, will stand for election to a one-year term at the Company’s 2024 Annual Meeting of Stockholders. Beginning with the Company’s 2024 Annual Meeting of Stockholders, the declassification of the Board of Directors will be complete, and all directors will be subject to annual election for one-year terms.

The Board previously approved the Declassification Amendment, subject to receipt of stockholder approval at the 2022 Annual Meeting, and also approved an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) incorporating the Declassification Amendment, which was conditioned upon stockholder approval of the Declassification Amendment and the filing of a Certificate of Amendment to effect the Declassification Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Company filed the Certificate of Amendment and the Restated Certificate with the Secretary of State of the State of Delaware following receipt of stockholder approval at the 2022 Annual Meeting and both became effective May 27, 2022.

The Board of Directors also approved, conditioned and effective upon stockholder approval of the Declassification Amendment and the filing of the Certificate of Amendment, amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”) to conform the provisions of Article II, Section 2.2 of the Bylaws to the Charter amendments effected by the Declassification Amendment and to adopt gender neutral language.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the complete text of the Certificate of Amendment, the Restated Certificate, and the Company’s Amended and Restated Bylaws, which are being filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the following six (6) proposals and cast their votes as follows:

Proposal 1: Election of directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of one year or until their successor has been elected and qualified or until their earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Lothar Maier	65,878,503	3,493,737	115,854	5,236,455
Sheri Rhodes	69,166,188	206,684	115,222	5,236,455
Jorge Titinger	68,824,235	548,078	115,781	5,236,455

Each director nominee was elected a director of the Company. Following the Annual Meeting, the membership of the Company’s board of directors comprises Tom St. Dennis*, Michael D. Slessor, Raymond A. Link(1)(3), Lothar Maier(1)(3), Rebeca Obregon-Jimenez(2), Sheri Rhodes(3), Kelley Steven-Waiss(1)(2), and Jorge Titinger(2).

*    Chairperson of the Board of Directors.
(1)    Current member of the Governance and Nominating Committee with Mr. Maier as Chairperson.
(2)    Current member of the Compensation Committee with Ms. Steven-Waiss as Chairperson.
(3)    Current member of the Audit Committee with Mr. Link as Chairperson.

Proposal 2: Amendment to the Company’s Certificate of Incorporation to phase out classification of our Board of Directors and provide for the annual election of all directors commencing with the Company’s 2024 Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Votes
69,355,077	13,347	119,670	5,236,455

This proposal was approved.

Proposal 3: Non-binding advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
67,965,878	1,378,578	143,638	5,236,455

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 4: Non-binding advisory vote on the frequency of stockholder advisory votes on the company’s executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain
66,310,010	14,186	2,938,776	225,122

On an advisory basis, the Company’s stockholders indicated their preference for the advisory vote on executive compensation to be held annually. In response to the voting results and other factors, the Company’s Board of Directors determined that the Company will hold an advisory vote on the named executive officer compensation every year. The Company will continue to hold advisory votes on named executive officer compensation every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide stockholders at least once every six calendar years the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 5: Amendment and restatement of the Company’s 2012 Equity Incentive Plan to increase the number of shares reserved for issuance under the 2012 Equity Incentive Plan by 4,000,000 shares and to extend the term of the 2012 Equity Incentive Plan to 2032:

For	Against	Abstain	Broker Non-Votes
65,592,392	3,761,757	133,945	5,236,455

This proposal was approved.

Proposal 6: Ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022:

For	Against	Abstain
71,885,211	2,723,345	115,993

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	June 2, 2022	By:	/s/ CHRISTY ROBERTSON
			Name:	Christy Robertson
			Title:	Interim General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended
3.2	Restated Certificate of Incorporation
3.3	Company’s Amended and Restated Bylaws